Interest Expenses, Net	12 Months Ended
Dec. 31, 2025
Interest Expense, Short-Term Borrowings [Abstract]
INTEREST EXPENSES, NET

NOTE 22 – INTEREST EXPENSES, NET

Interest expenses as of December 31, 2025, 2024 and 2023 consisted of the following:

	2025	2024	2023
Interest expense	$341,685	$150,160	$490,780
Interest income	(389,725)	(10,719)	(88,109)
Total interest (income) expense, net	$(48,040)	$139,441	$402,671